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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3/Amended of our reports dated February 3, 2000 included in the Metricom, Inc.'s Form 10-K/Amended for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.

                                             /s/ Arthur Andersen LLP

San Jose, California
December 22, 2000